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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 7, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                     000-32741                  84-1394211
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


13-01 Pollitt Drive, Fair Lawn, NJ                            07410
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 7, 2006, Vyteris, Inc. (now a wholly-owned subsidiary of Vyteris Holdings (Nevada), Inc. (the "Company") and B. Braun Medical, Inc. ("B. Braun") entered into a First Amendment to License, Development and Distribution Agreement (the "First Amendment"), which amends the License, Development and Distribution Agreement entered into by Vyteris, Inc. and B. Braun on September 20, 2002.

        Pursuant to the First Amendment, the Company recovered the ability to market, sell and distribute its Actyve(TM) product in the physician's office and Japanese markets and B. Braun agreed to refrain from marketing, selling and distributing its branded version of that product in these markets. In connection therewith, the Company agreed to make royalty payments to B. Braun in the amount of 5% of the Company's aggregate net sales of that product in the physician's office and Japanese markets, less royalties paid by the Company to Becton Dickinson and Company on the same sales.

        In addition, the First Amendment resets the first contract year under the License, Development and Distribution Agreement to 2006, with no minimum purchase requirement during that year. The minimum purchase requirements as set forth in the original License, Development and Distribution Agreement for years 1, 2, 3 and 4 now apply to 2007, 2008, 2009 and 2010, respectively. The First Amendment also reduces the amount of notice that B. Braun needs to give to the Company for purchase orders from 120 days to 60 days and purchase order forecasts covering the succeeding three calendar quarters to two calendar quarters.

        The First Amendment modifies the purchase price for controllers during the first contract year to $50 per unit and B. Braun agrees to submit an initial binding purchase order for 1000 controllers and the purchase price for controllers during the second contract year through the fifth contract year will remain the same at $30 per unit. The parties agreed that if and when any existing product has an expiration date of less than four months, B. Braun shall have the right to exchange such product for the Company's current inventory of iontophoretic patch products.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VYTERIS HOLDINGS (NEVADA), INC.


                                   By: /s/ Timothy McIntyre
                                      ------------------------------------------
                                   Name:  Timothy McIntyre
                                   Title: President and Chief Executive Officer


Dated:  March 13, 2006